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                                                                   EXHIBIT 10.45

January 31, 2002




                      Re: AMENDMENT OF EMPLOYMENT AGREEMENT
                          ---------------------------------
Dear Keith,

This letter agreement serves to further amend the Employment Agreement dated as of September 1, 2000, by and between you and PolyMedica Corporation (the "Company"), as amended by certain letter agreements dated as of December 14, 2000 and September 24, 2001 (together, the "Employment Agreement").

         SALARY. The Base Salary, as defined in Section 3.1. of the Employment Agreement, shall be increased to $280,800 effective January 1, 2002.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

Very truly yours,


/s/ Steven J. Lee
------------------------------------
Steven J. Lee
Chairman and Chief Executive Officer

ACCEPTED AND AGREED TO:


/s/ Warren K. Trowbridge
------------------------------------
Warren K. Trowbridge